UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2020

 ELECTRONIC ARTS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway,	Redwood City,	California	94065-1175
(Address of Principal Executive Offices)			(Zip Code)

(650)	628-1500
(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	EA	NASDAQ Global Select Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 6, 2020, at Electronic Arts Inc.’s (“EA” or the “Company”) annual meeting of stockholders (the “Annual Meeting”), the stockholders of EA voted on the following proposals and cast their votes as described below:

1. Election of Directors. The individuals listed below were elected to serve on the Board until the next annual meeting of stockholders or until his or her successor is elected and qualified.

	For	Against	Abstain	Broker Non-Vote
Leonard S. Coleman	220,850,114	13,650,884	142,369	14,096,302
Jay C. Hoag	163,670,609	70,817,469	155,289	14,096,302
Jeffrey T. Huber	229,734,684	4,732,122	176,561	14,096,302
Lawrence F. Probst III	224,738,452	9,764,634	140,281	14,096,302
Talbott Roche	233,825,923	677,702	139,742	14,096,302
Richard A. Simonson	224,045,539	10,422,718	175,110	14,096,302
Luis A. Ubinas	227,500,691	6,860,599	282,077	14,096,302
Heidi J. Ueberroth	231,406,593	3,103,714	133,060	14,096,302
Andrew Wilson	230,395,333	4,150,318	97,716	14,096,302

2. Advisory vote to approve named executive officer compensation.

For	Against	Abstain	Broker Non-Vote
59,627,966	170,887,653	4,127,748	14,096,302

3. Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal year ending March 31, 2021.

For	Against	Abstain
229,964,639	18,605,604	169,426

4. Consider and vote upon a stockholder proposal on whether to allow stockholders to act by written consent.

For	Against	Abstain	Broker Non-Vote
124,160,982	110,268,912	213,473	14,096,302

Item 8.01 Other Events.

Netherlands Matter

The Netherlands Gaming Authority (“NGA”) has taken the position that the randomized selection of virtual items in the FIFA Ultimate Team mode of EA’s FIFA franchise contravenes the Dutch Betting and Gaming Act. On June 4, 2020, the District Court of the Hague suspended the NGA’s decision, which involves a novel application of Dutch law, while the court considers the merits of the NGA’s position. The District Court has set a date for a hearing on the merits later this Fall. EA does not believe that its products and services violate applicable gambling laws and seeks to bring choice, fairness, value and fun to our players in all of our games. EA does not believe that liability from these proceedings would have a material adverse effect on its consolidated financial statements.

10b5-1 Plan

On August 5, 2020, Andrew Wilson, EA's Chief Executive Officer, established a pre-arranged stock trading plan as part of managing his EA equity holdings and this plan supersedes any prior plan. Sales under Mr. Wilson’s 10b5-1 plan may take place periodically from September 7, 2020 through September 30, 2021. This plan accords with the guidelines of Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and with EA’s policies regarding stock transactions by directors, executive officers and other employees. Transactions under Mr. Wilson’s 10b5-1 plan will be disclosed publicly through appropriate filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated:	August 7, 2020	By:	/s/ Jacob J. Schatz
Jacob J. Schatz
Executive Vice President, General Counsel and Corporate Secretary